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                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY

                                   TO TENDER

                   UNREGISTERED 9 1/4% SENIOR NOTES DUE 2011
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                          PREMIUM STANDARD FARMS, INC.

                 PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS
                          DATED                , 2001

     As set forth in the Prospectus (as defined), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 9 1/4% Senior Notes due 2011 (the "Old Notes") of Premium Standard Farms, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) time will not permit a holder's Old Notes or other required documents to reach Wilmington Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange
Offer -- Procedures for Tendering" in the Prospectus.

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON             , 2001 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
OFFER IS EXTENDED BY THE COMPANY.

                 The Exchange Agent for the Exchange Offer is:

                            WILMINGTON TRUST COMPANY

   By Overnight Delivery or
 Registered or Certified Mail:       By Hand in New York:            By Hand in Delaware:
   Wilmington Trust Company        Wilmington Trust Company        Wilmington Trust Company
      Rodney Square North           c/o Computershare Trust        1105 Rodney Square North
   1100 Rodney Square North           Company of New York               Wilmington, DE
     Wilmington, DE 19890              Wall Street Plaza          Attn: Corporate Trust, 1st
     Attn: Corporate Trust        88 Pine Street, 19th Floor                 Floor
                                      New York, NY 10005

                                Facsimile Transmission Number:
                                  (For Eligible Institutions
                                             Only)
                                        (302) 651-1079
                                 Confirm Receipt of Facsimile
                                         by Telephone:
                                        (302) 651-8869

Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject
to the conditions set forth in the Prospectus dated             , 2001 (as the
same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer -- Guaranteed Delivery Procedures."

Name(s) of Registered Holder(s):
---------------------------------------------------------------------------

Aggregate Principal Amount Tendered:
-----------------------------------------------------------------------

Certificate No.(s) (if available):
------------------------------------------------------------------------------

(Total Principal Amount Represented
by Old Notes Certificate(s)):
--------------------------------------------------------------------------------

If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
--------------------------------------------------------------------------------

Date:
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* Must be in denominations of $1,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
--------------------------------------------------------------------------------

X
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SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY DATE
---------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------

     Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

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                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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--------------------------------------------------------------------------------

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Capacity:
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Address(es):
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               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Signature Program or a firm or other identity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm: -------------------------------------         Authorized Signature: ------------------------------
Address: --------------------------------------------       Title:
                                                            -----------------------------------------------

-----------------------------------------------------
                                                            Zip Code: ------------------------------------------
-----------------------------------------------------
Area Code and Telephone No.: --------------------           Dated: ----------------------------------------------

Note: Do not send certificates for old notes with this form.

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